                                                                   Exhibit 10.36




                              Net Building Lease

                                by and between


                    Joseph Campanelli, Nicholas Campanelli,
                 Alfred Campanelli, and Ronald Campanelli, as
            Trustees of Campanelli Investment Properties, Landlord

                                      and

                                SC Corporation

                              dated March 6, 1997

                               Table of Contents
                               -----------------

ARTICLE I - Reference Data
---------   --------------

1.1     Subjects Referred To..................................................
1.2     Exhibits..............................................................

ARTICLE II - Premises and Term
----------   -----------------

2.1     Premises..............................................................
2.2     Term..................................................................
2.2A    Option to Terminate...................................................
2.3     Option to Extend......................................................

ARTICLE III - Landlord's Work
-----------   ---------------

ARTICLE IV - Rent
----------   ----

4.1     The Fixed Rent........................................................
4.2     Real Estate Taxes.....................................................
4.3     Shared Costs..........................................................
4.4     Utilities.............................................................
4.5     Late Payment of Rent..................................................

ARTICLE V - Tenant's Additional Covenants
---------   -----------------------------

5.1     Affirmative Covenants.................................................

        5.1.1   Perform Obligations...........................................
        5.1.2   Use...........................................................
        5.1.3   Repair and Maintenance........................................
        5.1.4   Compliance with Law...........................................
        5.1.5   Tenant's Work.................................................
        5.1.6   Indemnity.....................................................
        5.1.7   Landlord's Right to Enter.....................................
        5.1.8   Personal Property at Tenant's Risk............................
        5.1.9   Payment of Cost of Enforcement................................
        5.1.10  Yield Up......................................................
        5.1.11  Estoppel Certificate..........................................
        5.1.12  Landlord's Expenses re Consents...............................
        5.1.13  Financial Statements..........................................

5.2     Negative Covenants....................................................

        5.2.1   Assignment and Subletting.....................................
        5.2.2   Overloading and Nuisance......................................
        5.2.3   Installation, Alterations or Additions........................

ARTICLE VI - Casualty or Taking
----------   ------------------

6.1     Termination...........................................................
6.2     Restoration...........................................................
6.3     Award.................................................................

ARTICLE VII - Defaults
-----------   --------

7.1     Events of Default......................................................
7.2     Remedies...............................................................
7.3     Remedies Cumulative....................................................
7.4     Landlord's Right to Cure Defaults......................................
7.5     Effect of Waivers of Default...........................................
7.6     No Accord and Satisfaction.............................................

ARTICLE VIII - Mortgages
------------   ---------

8.1     Rights of Mortgage Holders.............................................
8.2     Lease Subordinate to Mortgages.........................................

ARTICLE IX - Miscellaneous Provisions
----------   ------------------------

9.1     Notices from One Party to the Other....................................
9.2     Quiet Enjoyment........................................................
9.3     Lease Not To Be Recorded...............................................
9.4     Bind and Inure; Limitation of Landlord's
          Liability   .........................................................
9.5     Landlord's Default.....................................................
9.6     Brokerage     .........................................................
9.7     Applicable Law and Construction........................................

        9.7.1 Applicable Law...................................................
        9.7.2 No Other Agreement...............................................
        9.7.3 No Representations by Landlord...................................
        9.7.4 Titles...........................................................
        9.7.5 "Landlord" and "Tenant"..........................................

9.8     Submission Not an Offer................................................
9.9     Landlord's Waiver......................................................

EXHIBITS

EXHIBIT A-1 - Site Plan
EXHIBIT B-1 - Office Floor Plan
EXHIBIT B-2 - Floor Plan Showing Premises
EXHIBIT C - Description of Landlord's Work
EXHIBIT D - Projected Shared Costs Budget
EXHIBIT E - Approved Alterations
EXHIBIT F - Form of Landlord's Waiver

                                  ARTICLE I

                                Reference Data
                                --------------

1.1      Subjects Referred To.
         --------------------

         Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1.



Date of this Lease:       ______________, 1997


Premises:                 The 50,263 rentable square foot area shown on Exhibit
                          B-2 attached hereto in the 300,114 rentable square foot building ("Building") located at 525 Campanelli
                          Industrial Drive, Brockton, Massachusetts, including
                          75 parking spaces, as shown on the plan attached hereto as Exhibit A-1


Landlord:                 Joseph Campanelli, Nicholas Campanelli, Ronald
                          Campanelli and Alfred Campanelli, as Trustees of
                          Campanelli Investment Properties, under declaration of trust dated July 6, 1962, recorded with the Middlesex
                          South Registry of Deeds in Book 10095, Page 307, as amended

Address of
Landlord:                 One Campanelli Drive
                          P.O. Box 850985
                          Braintree, MA 02185-0985


Tenant:                   SC Corporation, a Delaware corporation


Address of Tenant:        21 Bristol Drive
                          South Easton, Massachusetts 02375


Term: Commencing on April 1, 1997 (as the same may be modified pursuant to Section 2.2) and terminating on August 31, 2002


Annual Fixed
Rent Rate:                $196,026.00 per annum ($16,335.50
                          monthly)


Permitted Uses:           Warehouse and distribution, with
                          ancillary office, showroom and retail use


Public Liability
Insurance Limits:         Bodily Injury:       $2,000,000
                          Property Damage:     $2,000,000


Tenant's Share:           16.7%

                                   ARTICLE II

                                Premises and Term
                                -----------------

         2.1 Premises. Landlord hereby leases and demises to Tenant and Tenant
             --------
hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of this Lease, the Premises. Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto the driveways on the parcel of land on which the Building is located (the "Lot") (the Building and the Lot are hereafter referenced as the "Property"), and the exclusive right to use the parking area shown on Exhibit A-1 (subject to rights of passage thereover for other tenants of the Building). Landlord and Tenant acknowledge that the Premises constitute a portion of the premises under a lease (the "Prime Lease") from the predecessor in interest to Landlord to the predecessor in interest to Footstar Corporation, a Texas corporation (the "Sublandlord") dated October 15, 1968 as subleased from Sublandlord to Landlord pursuant to a sublease on or about the date hereof (the "Sublease"). Consequently, (i) during the pendency of the Prime Lease and the Sublease, this Lease shall constitute a sub-sublease between Landlord as sub-sublandlord and tenant as sub-subtenant and (ii) after the termination of the Prime Lease, this Lease shall constitute a direct lease between Landlord and Tenant.

         2.2 Term. TO HAVE AND TO HOLD for the Term, unless sooner terminated as
             ----
hereinafter provided. Tenant acknowledges that prior to April 1, 1997, Landlord will be performing Landlord's Work (as defined in Article III) in the Premises. Tenant shall cooperate with Landlord and conduct its operations so as to permit
Landlord to achieve such completion as promptly as possible. Landlord will cooperate with Tenant and provide Tenant reasonable access to the Premises prior to the commencement of the Term; provided, however, that Tenant's access shall not materially impede Landlord's completion of the Landlord's Work. If Tenant occupies the Premises prior to April 1, 1997, it shall so occupy them on all of the terms and conditions of this Lease, except that the Rent set forth in
Article IV hereof shall not be payable for the period prior to April 1, 1997 with the exception of Tenant's obligations to pay for utilities servicing the Premises which obligation shall commence upon such occupancy. Notwithstanding anything to the contrary herein, the Term shall not commence (and Annual Fixed Rent shall not be payable) until the Landlord has substantially completed the Landlord's Work with the exception of so-called punch list items having an aggregate cost of no more than $15,000.00. Upon such substantial completion, at the request of either party, the other party will execute a certificate evidencing such substantial completion.

         2.2A Option to Terminate. Provided that (a) Tenant is not in default
              -------------------
under this Lease at the time it delivers the Termination Notice (as hereinafter defined) and (b) Tenant delivers with the Termination Notice the Termination Fee (as hereinafter defined), Tenant shall have the right to cause the Term of this Lease to expire on any date (the "Termination Date") after the third anniversary of the Commencement Date upon ninety (90) days' prior written notice (the "Termination Notice") to

Landlord. The Termination Fee shall mean a sum equal to one-half of the Annual Fixed Rent to become due and payable between the Termination Date and August 31, 2002. Tenant's option under this Section 2.2A shall cease to be effective and shall become null and void upon Tenant's exercise of its option to extend under
Section 2.3 hereof.

         2.3 Option to Extend. Provided that (a) the other tenant of the
             ----------------
Building has not exercised its option to expand its premises (which option shall be conditioned upon its exercise on or prior to September 1, 2001), and (b) Tenant is not in default under this Lease at the time of exercise or extension hereunder, Tenant shall have one right and option to extend the Term for an additional period of five (5) years. Such option shall be exercised by written notice from Tenant to Landlord given by no earlier than September 1, 2001 and no later than December 1, 2001. If such option is so exercised, all of the terms, covenants, conditions and provisions of this Lease shall apply during the Term as extended, except that the Fixed Rent Rate shall be Two Hundred Twenty-One Thousand One Hundred Fifty-Seven and 20/100 Dollars ($221,157.20) per annum, payable monthly in installments of Eighteen Thousand Four Hundred Twenty-Nine and 77/100 ($18,429.77) Dollars. Unless the context clearly requires otherwise, the word "Term" as used in this Lease shall mean and include the period set forth in Section 1.1 above and the period as to which the option set forth herein has been exercised.

                                   ARTICLE III

                                 Landlord's Work
                                 ---------------

         Landlord shall cause to be performed the work required by Exhibit C ("Landlord's Work"). All such work shall be done in a good and workmanlike manner employing good materials and so as to conform to all applicable governmental laws, ordinances and regulations. Landlord shall use reasonable efforts to complete Landlord's Work by no later than April 1, 1997. In addition, upon a mutually satisfactory schedule, Landlord shall have the Premises wet vacuumed once. Until the 3,600 square foot office area shown on Exhibit B-1 has been completed, Landlord agrees to provide to Tenant an equivalent area of office space elsewhere in the Building to allow Tenant to commence its business operations. Additionally, until the warehouse portion of the Premises has been substantially completed, Landlord, at the request of Tenant, will provide space within the Building but outside of the Premises for Tenant's warehousing upon compliance with Landlord's reasonable requirements (such as the provision of evidence of satisfactory insurance with respect to the use thereof).

                                   ARTICLE IV

                                      Rent
                                      ----

         4.1 The Fixed Rent. Tenant covenants and agrees to pay rent to Landlord
             --------------
at the Address of Landlord or at such other place or to such other person or entity as Landlord may by notice to Tenant from time to time direct, at the Annual Fixed Rent Rate, in equal installments of 1/12th of the Annual Fixed Rent Rate in advance on the first day of each calendar month included in the Term; and for any portion of a calendar month at the end of the Term, at that rate payable in advance for such portion.

         4.2 Real Estate Taxes. Tenant shall pay to Landlord in accordance with
             -----------------
Section 4.3 below Tenant's Share of: (i) all taxes, assessments (special or otherwise), levies, fees, and all other government levies and charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Term hereof, imposed or levied upon or assessed against (A) the Property, (B) any Fixed Rent, Additional Rent or other sum payable hereunder or (C) this Lease, or the leasehold estate hereby created, or which arise in respect of the leasing, operation, possession or use of the Property; (ii) all gross receipts or similar taxes imposed or levied upon, assessed against or measured by any Fixed Rent, Additional Rent or other sum payable hereunder; and (iii) all sales, value added, use and similar taxes at any time levied, assessed or payable on account of the leasing or use of the Property (collectively "taxes and assessments" or if singular "tax or assessment"); provided that for any fraction of a tax or assessment period, or installment period thereof, included in the Term at the beginning or end thereof, Tenant shall pay to Landlord, within ten (10) days after Landlord's invoice therefor, Tenant's Share of the fraction of taxes and assessments so levied or assessed or becoming payable which is allocable to such included period. Nothing contained in this Lease shall, however, require Tenant to pay any franchise, corporate, estate, inheritance, succession capital levy or transfer tax of Landlord, or any income, profits or revenue tax or charge upon the rent payable by Tenant under this Lease (other than any tax referred to in clause (ii) above) unless (a) such tax is imposed, levied or assessed in substitution for any other tax or assessment which Tenant is required to pay pursuant to this Section 4.2, or (b) if at any time during the Term of this Lease, the method of taxation shall be such that there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received from the Property and/or any tax or assessment measured by or based, in whole or in part, upon such rents or measured in whole or in part by income from the Property (if in computing such rents or income there is not allowable as a deduction for the taxable year substantially all of the depreciation or interest deductions allowed for federal income tax purposes for the taxable year), or upon the value of the Property or any present or future improvement or improvements on the Property, in which case Tenant's Share of all such taxes and assessments or the part thereof so measured or based ("Substitute Taxes"), shall be payable by Tenant, provided however, Tenant's obligation with respect to the aforesaid Substitute Taxes shall be limited to the amount thereof as computed at the rates that would be payable if the Property were the only property of Landlord. Landlord shall promptly furnish to Tenant a copy of any notice of any public, special or betterment assessment received by Landlord concerning the Premises.

         4.3 Shared Costs. Tenant shall reimburse Landlord for Tenant's Share of
             ------------
taxes, insurance,
maintenance, and repair of the Property as set forth in this Section 4.3 ("Shared Property Costs"). The initial budget for Shared Property Costs for the period from March 15, 1997 through December 31, 1998 is attached hereto as Exhibit D. Tenant shall, together with its payments of Fixed Rent hereunder, and as Additional Rent hereunder, make monthly payments to Landlord equal to 1/12th of Tenant's Share of the annual Shared Property Costs, with an appropriate additional payment by Tenant to Landlord or reimbursement by Landlord to Tenant upon reconciliation of actual costs, accompanied by supporting data in reasonable detail, within thirty (30) days after the end of each calendar year of this Lease and at the end of the Term hereof. For calendar year 1999 and all subsequent calendar years falling entirely or partially within the Term, Landlord shall prepare budgets for the Shared Property Costs. It is presently anticipated by the Landlord that such budgets shall be agreed upon between the Landlord and the tenant for the remaining space in the Building. Promptly upon arriving at any revised budget for the Shared Property Costs, Landlord shall deliver a copy thereof to the Tenant. To the extent that Landlord determines in its reasonable discretion that it is economically reasonable, Landlord may purchase a capital item to lower annual operating expenses and include within each year's Shared Operating Costs the amortized cost of such capital item (with an interest rate equal to 2% plus the prime rate of interest then in effect for The First National Bank of Boston or its successors and an amortization period equal to the useful life (as reasonably determined by the Landlord in accordance with generally accepted accounting practices) of such capital item). The foregoing sentence shall not be deemed to apply to expenditures for capital items constituting the Building's system and structures (for example, the roof and mechanical systems of the Building), but rather shall apply to items such as snow blowers designed to lower annual operating expenses incurred in connection with the Building.

         4.4 Utilities. The Premises shall be separately metered, and
             ---------
Tenant shall pay directly to the proper authorities charged with the collection thereof all charges for water, sewer, gas, electricity, telephone and other utilities or services used or consumed on the Premises, whether called charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer use charges and taxes, if any, all such charges to be paid as the same from time to time become due. Tenant shall make its own arrangements for such utilities and Landlord shall be under no obligation to furnish any utilities to the Premises and shall not be liable for any interruption or failure in the supply of any such utilities to the Premises.

         4.5 Late Payment of Rent. If any installment of Fixed Rent or payment
             --------------------
of Additional Rent is paid later than five (5) days after the date the same was due, it shall bear interest from the due date at the prime commercial rate of The First National Bank of Boston, as it may be adjusted from time to time, plus four percent per annum, but in no event more than the maximum rate of interest allowed by law, the payment of which shall be Additional Rent.

                                    ARTICLE V

                          Tenant's Additional Covenants
                          -----------------------------

        5.1 Affirmative Covenants. Tenant covenants at its sole expense at all
            ---------------------
times during the Term and for such prior or subsequent time as Tenant occupies the Premises or any part thereof:

            5.1.1 Perform Obligations. To perform promptly all of the
                  -------------------
obligations of Tenant set forth in this Lease; and to pay when due the Fixed Rent and Additional Rent and all charges, rates and other sums which by the terms of this Lease are to be paid by Tenant.

            5.1.2 Use. To use the Premises only for the Permitted Uses, and from
                  ---
time to time to procure all licenses and permits necessary therefor at Tenant's sole expense.

            5.1.3 Repair and Maintenance. Except as otherwise provided in
                  ----------------------
Article VI, to keep the Premises including, without limitation, all improvements thereon and all heating, plumbing, hot water, ventilating, electrical, air-conditioning, security, alarm, mechanical and other fixtures and equipment now or hereafter on the Premises in good order, condition and repair and in at least as good order, condition and repair as they are in on the Commencement Date; and to make all ordinary repairs and to do all other work necessary for the foregoing purposes whether the same may be ordinary or extraordinary, foreseen or unforeseen. To the extent that Tenant is responsible for repair and maintenance pursuant to this Paragraph, Landlord shall cooperate with Tenant and provide to Tenant the benefit of any warranties benefitting Landlord. It is expressly understood and agreed that, except as set forth in the next paragraph, Landlord shall not be obligated during the term of this Lease to make any repairs or alterations to the Premises.

         Landlord shall be responsible for necessary repairs and maintenance to the roof, structure and exterior of the Building and to maintain in good condition all lawns and planted areas adjacent to the Premises and to keep in good repair and clean and neat and free of snow and ice all surfaced roadways, walks and parking and loading areas adjacent to the Premises, the costs of such repairs, maintenance and work shall be included in the Shared Operating Costs. Additionally, Landlord shall be responsible (i) for all capital replacements to the roof, structure and exterior of the Building except to the extent necessitated by Tenant's negligence or violation of the terms of this Lease, and
(ii), provided that Tenant has complied with its obligations set forth in the first paragraph of this Section, all capital replacements of the heating, plumbing, hot water, ventilating, electrical, air conditioning, security, alarm, elevator, mechanical and other fixtures and equipment now in the Premises or placed therein in connection with Landlord's Work.

            5.1.4 Compliance with Law. Except as provided in Section 5.1.3, to
                  -------------------
make all repairs to the Premises required by any law or ordinance or any order or regulation of any public authority; to keep the Premises equipped with all safety equipment so required; to pay all municipal, county, or state taxes assessed against the leasehold interest hereunder, or against personal property of any kind on or about the Premises; and to comply with the orders, regulations, variances, licenses and permits of or granted by governmental authorities with respect to zoning, building, fire, health and other codes, regulations, ordinances or laws applicable to the Premises, and the condition, use or occupancy thereof, except that Tenant may defer compliance so long as the validity of any such order, regulation, code, ordinance or law shall be contested by Tenant or Landlord in good faith and by appropriate legal proceedings, if Tenant first gives Landlord appropriate assurance reasonably satisfactory to Landlord against any loss, cost or expense on account thereof, and provided such contest shall not subject Landlord to criminal penalties or civil sanctions, loss of property or material civil liability.

            5.1.5 Tenant's Work. To procure at Tenant's sole expense all
                  -------------
necessary permits and licenses before undertaking any work on the Premises; to do all such work in compliance with the applicable provisions of Section 5.2.3 hereof; to do all such work in a good and workmanlike manner employing materials of good quality and so as to conform with all applicable zoning, building, fire, health and other codes, regulations, ordinances and laws; to furnish to Landlord prior to the commencement of any such work costing in excess of $10,000.00 a bond or other security acceptable to Landlord assuring that any work commenced by Tenant will be completed in accordance with the specifications approved in writing by Landlord, and that no liens for labor or materials will attach to the Premises with respect to any such work; to pay promptly when due the entire cost of any work on the Premises undertaken by Tenant so that the Premises shall at all times be free of liens for labor and materials; to employ for such work one or more responsible contractors whose labor will work without interference with other labor working on the Premises; to require such contractors employed by Tenant to carry workmen's compensation insurance in accordance with statutory requirements and comprehensive public liability insurance covering such contractors on or about the Premises in amounts that at least equal the limits set forth in
Section 1.1 and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work; and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work.

            5.1.6 Indemnity. Tenant shall defend, with counsel selected by
                  ---------
Tenant and reasonably satisfactory to Landlord, all actions, against Landlord, any partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord, holders of mortgages on the Premises and any other party having an interest in the Premises (herein, "Indemnified Parties") with respect to, and shall pay, protect, indemnify and save harmless, to the extent permitted by law, all Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from
(i) injury to or death of any person, or damage to or loss of property, on or about the Premises or connected with the use, condition or occupancy of any thereof, (ii) violation by Tenant of this Lease, (iii) any act, fault, omission, or other misconduct of Tenant or its agents, contractors, licensees, sublessees or invitees, or (iv) any contest initiated by Tenant referred to in Section 5.1.4. Tenant shall not be liable for any incidental or consequential damages to Landlord by reason of any default by Tenant hereunder, whether or not Tenant is notified that such damages may occur.

            5.1.7 Landlord's Right to Enter. To permit Landlord and its agents
                  -------------------------
to enter the Premises at reasonable times upon reasonable advance notice (with no notice required in the event of an emergency) to examine the Premises, to make such repairs and replacements as Landlord may elect, without, however, any obligation to do so (except as otherwise set forth herein), and to show the Premises to prospective purchasers, lenders and tenants, and, during the last six months of the Term, to keep affixed in suitable places notices of availability of the Premises.

            5.1.8 Personal Property at Tenant's Risk. All of the furnishings,
                  ----------------------------------
fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises, shall be at the sole risk and hazard of Tenant and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by Landlord.

            5.1.9 Payment of Cost of Enforcement. To pay on demand Landlord's
                  ------------------------------
expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Tenant under this Lease or in curing any default by Tenant under this Lease as provided in Section 7.4. Landlord shall pay on demand Tenant's expenses, including reasonable attorneys' fees, incurred in enforcing any obligation of Landlord under this Lease.

            5.1.10 Yield Up. At the expiration of the Term or earlier
                   --------
termination of this Lease: to surrender all keys to the Premises, to remove all furnishings, fixtures, equipment and other personal property (including Tenant's racking systems) now or hereafter located in the Premises, purchased or leased by Tenant with its own funds, which are not affixed to the Building or Land or which Landlord has agreed in writing that Tenant may remove at the expiration of the Term (Landlord expressly agreeing that Tenant's racking system is to be so removed), to remove such installations made by Tenant as Landlord may request and all Tenant's signs wherever located, to repair all damage caused by such removal and to yield up the Premises (including all installations and improvements made by Tenant, except for trade fixtures, and such of said installations or improvements as Landlord shall request Tenant to remove), broom-clean and in the same good order and repair in which Tenant is obliged to keep and maintain the Premises by the provisions of this Lease. Any property not so removed shall be deemed abandoned and may be retained by Landlord or may be removed and disposed of by Landlord in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by Landlord in effecting such removal and disposition and in making any incidental repairs and replacements to the Premises. For each day after the expiration of the Term, or the earlier termination of this Lease, and prior to Tenant's performance of its obligation to yield up the Premises under this Section 5.1.10, Tenant shall pay to Landlord as rent an amount equal to one and one-half times the Fixed Rent computed on a daily basis, together with all Additional Rent payable with respect to each such day.

            5.1.11 Estoppel Certificate. Upon not less than 15 days' prior
                   --------------------
notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, addressed to such party as Landlord shall designate in its notice to Tenant, certifying that this Lease is unmodified and in full force and effect and that, to its knowledge, Tenant has no defenses, offsets or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets or counterclaims, setting them forth in reasonable detail), the dates to which the Fixed Rent and Additional Rent and other charges have been paid and a statement that Landlord is not in default hereunder (or if in default, the nature of such default, in reasonable detail). Any such statement delivered pursuant to this
Section 5.1.11 may be relied upon by any prospective purchaser or mortgagee of the Premises, or any prospective assignee of any such mortgagee.

            5.1.12 Landlord's Expenses Re Consents. To reimburse Landlord
                   -------------------------------
promptly on demand for all reasonable legal expenses incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder.

            5.1.13 Financial Statements. Tenant shall furnish to Landlord and
                   --------------------
to any holder of a mortgage on the Premises as Landlord may designate by notice to Tenant, within 90 days after each fiscal year of Tenant, a current balance sheet and an annual operating statement, audited and certified by a certified public accountant acceptable to Landlord (Landlord agreeing that any of the so-called Big Six accounting firms are acceptable) and to any such holder of a mortgage.

        5.2 Negative Covenants. Tenant covenants at all times during the Term
            ------------------
and for such further time as Tenant occupies the Premises or any part thereof:

            5.2.1 Assignment and Subletting. Without the consent of
                  -------------------------
Landlord, which consent shall not be unreasonably withheld, not to assign, transfer, mortgage or pledge this Lease or to grant a security interest in Tenant's rights hereunder, or to sublease (which term shall be deemed to include the granting of concessions and licenses and the like) or permit anyone other than Tenant to occupy all or any part of the Premises or suffer or permit this Lease or the leasehold interest hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law. Without limiting the foregoing, Landlord shall not be deemed unreasonable in withholding its consent if

(i) any defaults then existing with respect to the obligations of Tenant under this Lease shall not have been cured, or (ii) in the case of a proposed assignment, sublease or occupancy by another, the proposed assignee, sublessee, or occupant is not credit worthy or not qualified to do business in the state in which the Premises are located or such assignee, sublessee, or occupant does not execute and deliver to Landlord an agreement satisfactory to Landlord by which such assignee, sublessee or occupant shall be bound by and shall assume all the obligations of Tenant under this Lease relating to the portion or all of the Premises acquired by such assignee, sublessee or occupant.

         If for any assignment or sublease or occupancy by another, Tenant receives rent or other consideration, either initially or over the term of the assignment, sublease or occupancy, in excess of the rent called for hereunder, or in case of sublease of part of the Premises, in excess of such rent fairly allocable to the part so subleased, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord, as Additional Rent, fifty (50%) percent of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

         For the purposes of this Section 5.2.1, the transfer in the aggregate in any one year of 10% or more in interest in Tenant (whether stock, partnership interest or other form of ownership or control) by any person or persons having an interest in ownership or control of Tenant shall be deemed an assignment of this Lease. The preceding sentence shall not apply to changes in the percentage ownership of the initial Tenant named herein if such initial Tenant is a corporation and the outstanding voting stock thereof is listed on a recognized securities exchange.

         Any attempted assignment, transfer, mortgage, pledge, grant of security interest, sublease or other encumbrance shall be void. No assignment, transfer, mortgage, grant of security interest, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee, sublessee or occupant shall in any way impair Tenant's continuing primary liability (which after an assignment or subletting shall be joint and several with the assignee or sublessee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord's approval in any other case.

            5.2.2 Overloading and Nuisance. Not to injure, overload, deface or
                  ------------------------
otherwise harm the Premises; nor commit any nuisance; nor permit the emission of any objectionable noise or odor; nor make, allow or suffer any waste; not to dump, flush, or in any way introduce any hazardous substances or any other toxic substances into the septic, sewage or other waste disposal system serving the Premises; not to (i) generate, (ii) store or use (except for minimal quantities typically used in connection with the Permitted Uses and then only in compliance with any and all Federal, state and local laws and ordinances) or (iii) dispose of hazardous or toxic substances in or on the Premises, or dispose of hazardous or toxic substances from the Premises to any other location, or commit or suffer to be committed in or on the Premises any act which would require the filing of notice pursuant to Chapter 232 of the Acts of 1982, without the prior written consent of Landlord and then only in compliance with any and all Federal, state and local laws and ordinances regulating such activity; nor make any use of the Premises which is improper, offensive or contrary to any law or ordinance or which will invalidate any of Landlord's insurance; nor conduct any auction, fire, "going out of business" or bankruptcy sales. "Hazardous substances" and "toxic substances", as used in this paragraph, shall have the same meanings as defined and used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.(S).9061 et seq.; in the Hazardous Materials Transportation Act, 49
               -- ---
U.S.C.(S).1802; in the Toxic Substances Act, 15 U.S.C.(S).2601 et seq.; and in
                                                               -- ---
the regulations adopted and publications promulgated pursuant to said Acts.

         Landlord represents to Tenant that it has no actual notice of any violation of any law or ordinance regulating hazardous or toxic substances with respect to the Premises.

            5.2.3 Installation, Alterations or Additions. With the exception of
                  --------------------------------------
alterations and additions not affecting the Building's structure and systems and costing not more than $5,000.00 in the aggregate, not to make any installations, alterations or additions in, to or on the Premises (including, without limitation, buildings, lawns, planted areas, walks, roadways, parking and loading areas) nor to permit the making of any holes in the walls, partitions, ceilings or floors, nor permit the painting or placing of any exterior signs, placards or other advertising media, awning, aerials, antennas, or flagpoles, or the like, without on each occasion obtaining the prior written consent of Landlord, and then only pursuant to plans and specifications approved by Landlord in advance in each instance. Notwithstanding the foregoing, Landlord has consented to the alterations and additions described on Exhibit E attached hereto.

                                   ARTICLE VI

                               Casualty or Taking
                               ------------------

         6.1 Termination. In the event that the Building or the Premises, or any
             -----------
material part thereof, shall be taken by any public authority or for any public use, or shall be destroyed or damaged by fire or casualty, or by the action of any public authority, then this Lease may be terminated at the election of Landlord. Such election, which may be made notwithstanding the fact that Landlord's entire interest may have been divested, shall be made by the giving of notice by Landlord to Tenant within 30 days after the right of election accrues. Either Landlord or Tenant may terminate this Lease upon thirty (30) days prior written notice to the other party in the event of a casualty or taking which either (i) causes more than fifty percent (50%) of the Premises to be unusable for the Permitted Uses or (ii) results in damage which can not be restored within six (6) months after the date thereof, such election to be made within thirty (30) days after the casualty or taking.

         6.2 Restoration. If this Lease is not terminated in accordance with
             -----------
Section 6.1, this Lease shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages sustained by the Premises, shall be suspended or abated until the Premises, or what may remain thereof, shall be put by Landlord in proper condition for use, which Landlord covenants to do with reasonable diligence to the extent permitted by the net proceeds of insurance recovered or damages awarded for such taking, destruction or damage and subject to zoning and building laws or ordinances then in existence. Net proceeds of insurance recovered or damages awarded refers to the gross amount of such insurance or damages less the reasonable expenses of Landlord in connection with the collection of the same, including without limitation, fees and expenses for legal and appraisal services.

         6.3 Award. Except as otherwise set forth in this paragraph,
             -----
irrespective of the form in which recovery may be had by law, all rights to damages or compensation shall belong to Landlord in all cases. Tenant hereby grants to Landlord all of Tenant's rights to such damages and covenants to deliver such further assignments thereof as Landlord may from time to time request. Tenant may separately pursue an award for its personal property, equipment, and moving expenses, and, at no cost to Landlord, Landlord shall cooperate with Tenant with respect to the same.

                                  ARTICLE VII

                                   Defaults
                                   --------

         7.1 Events of Default. (a) If Tenant shall default in the performance
             -----------------
of any of its obligations to pay the Fixed Rent or

Additional Rent hereunder and if such default shall continue for 5 days after notice from Landlord designating such default or (b) if Tenant shall default in the performance of any of its other obligations under this Lease and such default shall continue for 30 days after notice from Landlord to Tenant designating such default or such longer period as is reasonably necessary provided such default is not curable within thirty (30) days but Tenant commences curing such default within thirty (30) days of such notice and thereafter diligently prosecutes the same, or (c) if Tenant becomes insolvent or fails to pay its debts as they fall due, or (d) if a trust mortgage or assignment is made by Tenant for the benefit of creditors, or (e) if Tenant proposes a composition, arrangement, reorganization or recapitalization with creditors, or (f) if the leasehold estate under this Lease or any substantial part of the property of Tenant is taken on execution, or by other process of law, or is attached or subjected to any other involuntary encumbrance, or (g) if a receiver, trustee, custodian, guardian, liquidator or similar agent is appointed with respect to Tenant or if any such person or a mortgagee, secured party or other creditor takes possession of the Premises or of any substantial part of the property of Tenant and if such appointment or taking of possession is not terminated within sixty (60) days after it first occurs, or (h) if a petition is filed by or with the consent of Tenant under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, or (i) if a petition is filed against Tenant under any federal or state law concerning bankruptcy, insolvency, reorganization, arrangement, or relief from creditors, and such petition is not dismissed within 60 days thereafter, or (j) if Tenant dissolves or is dissolved or liquidates or adopts any plan or commences any proceeding, the result of which is intended to include dissolution or liquidation, or (k) if Tenant violates the provisions of Section 5.2.1 of this Lease, then, and in any of such cases, Landlord and the agents and servants of Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without demand or notice and with or without process of law (forcibly, if necessary) enter into and upon the Premises or any part thereof in the name of the whole or mail a notice of termination addressed to Tenant, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove its and their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or prior breach of covenant, and upon such entry or mailing as aforesaid this Lease shall terminate, Tenant hereby waiving all statutory rights (including without limitation rights of redemption, if any, to the extent such rights may be lawfully waived) and Landlord, without notice to Tenant (but subject to any so-called Landlord's Waiver which Landlord may have executed), may store Tenant's effects, and those of any person claiming through or under Tenant at the expense and risk of Tenant, and, if Landlord so elects may, subject to any so-called Landlord's Waiver which Landlord may have executed, sell such effects at public auction or private sale and apply the net proceeds to the payment of all sums due to Landlord from Tenant, if any, and pay over the balance, if any, to Tenant.

         7.2 Remedies. In the event that this Lease is terminated under any of
             --------
the provisions contained in Section 7.1 or shall be otherwise terminated for breach of any obligation of Tenant, Tenant covenants to pay forthwith to Landlord, as compensation, the excess of the total rent reserved for the residue of the Term over the rental value of the Premises for said residue of the Term. In calculating the rent reserved there shall be included, in addition to the Fixed Rent and Additional Rent, the value of all other considerations agreed to be paid or performed by Tenant for said residue. Tenant further covenants as additional and cumulative obligations after any such termination to pay punctually to Landlord all the sums and to perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant pursuant to the next preceding sentence Tenant shall be credited with the portion of any amount paid to Landlord as compensation as in this Section 7.2 provided, allocable to the corresponding portion of the Term and also with the net proceeds of any rent obtained by Landlord by reletting the Premises, after deducting all Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of cleaning the Premises and removing items therefrom that were to have been removed by Tenant hereunder, it being agreed by Tenant that Landlord may but shall not be obligated to (i) relet the Premises or any part or parts thereof, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its reasonable judgment considers advisable or necessary to relet the same, (ii) make such alterations, repairs and decorations in the Premises as Landlord in its reasonable judgment considers advisable or necessary to relet the same, and
(iii) keep the Premises vacant unless and until Landlord is able to rent the Premises to a Tenant which is at least as desirable and financially responsible as Tenant is on the date of this Lease, on terms not less favorable to Landlord than those of this Lease. No action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate or be construed to release or reduce Tenant's liability as aforesaid.

         Except if this Lease is terminated during the last twelve (12) months of the scheduled Term, in lieu of any other damages or indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 7.2, Landlord may by notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in Section 7.1 or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Fixed Rent and Additional Rent accrued in the 12 months ended next prior to such termination, plus the amount of rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 7.2 up to the time of payment of such liquidated damages.

     Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings under any federal or state law relating to bankruptcy or insolvency or reorganization or arrangement, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than the amount of the loss or damages referred to above.

     7.3 Remedies Cumulative. Any and all rights and remedies which Landlord may
         -------------------
have under this Lease, and at law and equity, shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.

     7.4 Landlord's Right to Cure Defaults. Landlord may, but shall not be
         ---------------------------------
obligated to, cure, at any time, following 10 days' prior written notice to Tenant, except in cases of emergency when no notice shall be required, any default by Tenant under this Lease; and whenever Landlord so elects, all costs and expenses incurred by Landlord, including reasonable attorneys' fees, in curing a default shall be paid by Tenant to Landlord as Additional Rent on demand, together with interest thereon at the rate provided in Section 4.3 from the date of payment by Landlord to the date of payment by Tenant.

     7.5 Effect of Waivers of Default. Any consent or permission by Landlord to
         ----------------------------
any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Landlord of the breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

     The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed to have been a waiver of such breach by Landlord, or by Tenant, unless such waiver be in writing signed by the party to be charged. No consent or waiver, express or implied, by Landlord to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     7.6 No Accord and Satisfaction. No acceptance by Landlord of a lesser sum
         --------------------------
than the Fixed Rent, Additional Rent or any other charge then due shall be deemed to be other than on account of the earliest installment of such rent or charge due, unless Landlord elects by notice to Tenant to credit such sum against the most recent installment due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent or other charge be deemed a waiver, an agreement or an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.


                                  ARTICLE VIII

                                    Mortgages
                                    ---------

     8.1 Rights of Mortgage Holders. The word "mortgage" as used herein includes
         --------------------------
mortgages, deeds of trust or other similar instruments evidencing other voluntary liens or encumbrances, and modifications, consolidations, extensions, renewals, replacements and substitutes thereof. The word "holder" shall mean a mortgagee, and any subsequent holder or holders of a mortgage. Until the holder of a mortgage shall enter and take possession of the Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. Notwithstanding any other provision of this Lease to the contrary, including without limitation Section 9.4, no such holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Premises for the purpose of foreclosure. Upon entry for the purpose of foreclosure, such holder shall be liable to perform all of the obligations of Landlord accruing from and after such entry, subject to and with the benefit of the provisions of Section 9.4, provided that a discontinuance of any foreclosure proceeding shall be deemed a conveyance under said provisions to the owner of the Premises. No Fixed Rent, Additional Rent or any other charge shall be paid more than 15 days prior to the due dates thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee in possession or in the process of foreclosing its mortgage) be a nullity as against such mortgagee and Tenant shall be liable for the amount of such payments to such mortgagee.

     The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a holder of a mortgage (including, without limitation, the covenants and agreements contained in this Section 8.1) constitute a continuing offer to any person, corporation or other entity, which by accepting a mortgage subject to this Lease, assumes the obligations herein set forth with respect to such holder; such holder is hereby constituted a party of this Lease as an obligee hereunder to the same extent as though its name were written hereon as such; and such holder shall be entitled to enforce such provisions in its own name. Tenant agrees on request of Landlord to execute and deliver from time to time any agreement which may be necessary to implement the provisions of this Section 8.1.

     8.2 Lease Subordinate to Mortgages. This Lease is and shall continue to be
         ------------------------------
subject and subordinate to any presently existing and, providing any future mortgagee agrees to execute a so-called subordination, non-disturbance and attornment agreement with Tenant in such mortgagee's then standard form, any future mortgage or mortgages secured by the Premises, and to any and all advances hereafter made thereunder, and to the interest of the holder or holders thereof in the Premises. The holder of any such presently existing mortgage shall have the election to subordinate the same to this Lease, exercisable by filing with the appropriate recording office a notice of such election, whereupon this Lease shall have priority over such mortgage. A copy of such filing shall be given to Tenant. Tenant agrees to execute and deliver any instruments of subordination necessary to carry out the agreements contained in this Section 8.2. Any such mortgage to which this Lease is subordinated may contain such terms, provisions and conditions as the holder deems usual or customary.


                                   ARTICLE IX

                            Miscellaneous Provisions
                            ------------------------

     9.1 Notices from One Party to the Other. All notices required or permitted
         -----------------------------------
hereunder shall be in writing and addressed, if to the Tenant, at the Address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord, with a copy to Richard A. Toelke, Esq., Bingham, Dana &

Gould LLP, 150 Federal Street, Boston, MA 02110 and, if to Landlord, at the Address of Landlord or such other address as Landlord shall have last designated by notice in writing to Tenant, with a copy to Katharine E. Bachman, Esq., Hale and Dorr LLP, 60 State Street, Boston, MA 02109. Any notice shall be deemed duly given when deposited in the U.S. Mail, mailed to such address postage prepaid, registered or certified mail, return receipt requested, when deposited with a recognized overnight courier service, or when delivered to such address by hand with receipt acknowledged.

     9.2 Quiet Enjoyment. Landlord agrees that upon Tenant's paying the rent and
         ---------------
performing and observing the terms, covenants, conditions and provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease.

     9.3 Lease not to be Recorded. Tenant agrees that it will not record this
         ------------------------
Lease, and will not record any notice hereof.

     9.4 Bind and Inure; Limitation of Landlord's Liability. The obligations of
         --------------------------------------------------
this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No owner of the Premises shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Premises. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Premises but not upon other assets of Landlord. No individual partner, trustee, stockholder, officer, director, employee or beneficiary of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Premises in pursuit of its remedies upon an event of default hereunder, and the general assets of Landlord and of the individual partners, trustees, stockholders, officers, employees or beneficiaries of Landlord shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant.

     9.5 Landlord's Default. Landlord shall not be deemed to be in default in
         ------------------
the performance of any of its obligations hereunder unless it shall fail to perform such obligations and such failure shall continue for a period of 30 days following receipt of notice from Tenant or, provided that Landlord is diligently prosecuting such cure, such additional time as is reasonably required to correct any such default after notice has been given by Tenant to Landlord specifying the nature of Landlord's alleged default. Landlord shall not be liable in any event for incidental or consequential damages to Tenant by reason of any default by Landlord hereunder, whether or not Landlord is notified that such damages may occur. Tenant shall have no right to terminate this Lease for any default by Landlord hereunder and no right, for any such default, to offset or counterclaim against any rent due hereunder.

     9.6 Brokerage. Tenant warrants and represents that it has had no dealings
         ---------
with any broker or agent in connection with this Lease other than Boston Real Estate Partners ("Broker") to whom Landlord agrees to pay a total $25,000.00 commission if and only if (i) the Term commences and (ii) Tenant commences payment of

Annual Fixed Rent, and Tenant covenants to defend with counsel reasonably approved by Landlord, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for (i) any compensation, commissions and charges claimed by any other broker or agent with respect to Tenant's dealings in connection with this Lease or the negotiation thereof or (ii) any additional compensation, commissions and charges claimed by Broker.

     9.7 Applicable Law and Construction.
         -------------------------------

         9.7.1 Applicable Law. This Lease shall be governed by and construed in
               --------------
accordance with the laws of the state in which the Premises are located. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall be declared invalid, or unenforceable by the final ruling of a court of competent jurisdiction having final review, the remaining terms, covenants, conditions and provisions of this Lease and their application to persons or circumstances shall not be affected thereby and shall continue to be enforced and recognized as valid agreements of the parties, and in the place of such invalid or unenforceable provision, there shall be substituted a like, but valid and enforceable provision which comports to the findings of the aforesaid court and most nearly accomplishes the original intention of the parties.

         9.7.2 No Other Agreement. There are no oral or written agreements
               ------------------
between Landlord and Tenant affecting this Lease. This Lease may be amended, and the provisions hereof may be waived or modified, only by instruments in writing executed by Landlord and Tenant.

         9.7.3 No Representations by Landlord. Neither Landlord nor any agent of
               ------------------------------
Landlord has made any representations or promises with respect to the Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are granted to Tenant except as herein expressly set forth.

         9.7.4 Titles. The titles of the several Articles and Sections contained
               ------
herein are for convenience only and shall not be considered in construing this Lease.

         9.7.5 "Landlord" and "Tenant". Unless repugnant to the context, the
               -----------------------
words "Landlord" and "Tenant" appearing in this Lease shall be construed to mean those named above and their respective heirs, executors, administrators, successors and assigns, and those claiming through or under them respectively. If there be more than one tenant the obligations imposed by this Lease upon Tenant shall be joint and several.

     9.8 Submission Not an Offer. The submission of a draft of this Lease or a
         -----------------------
summary of some or all of its provisions does not constitute an offer to lease or demise the Premises, it being understood and agreed that neither Landlord nor Tenant shall be legally bound with respect to the leasing of the Premises unless and until this Lease has been executed by both Landlord and Tenant and a fully executed copy delivered.

     9.9 Landlord's Waiver. Upon the request of Tenant, Landlord agrees to
         -----------------
execute a Landlord's Waiver in substantially the form attached hereto as Exhibit F pursuant to which Landlord will consent to the granting of a security interest in the personal property owned by Tenant and located in the Premises and other related rights.

         WITNESS the execution hereof under seal as of the day and year set forth in Section 1.1.


LANDLORD:                /s/ Joseph Campanelli
                         ------------------------------------
                         As Trustee and for Co-Trustees
                         of Campanelli Investment Properties,
                         and not individually

TENANT:                  SC Corporation


                         By: /s/ [SIGNATURE APPEARS HERE]
                            ---------------------------------
                            Its:  Sr. VP - CEO
                                 ----------------------------
                            Hereunto duly authorized